Exhibit 99.1

Hines Securities, Inc., Member FINRA/SIPC, is the Dealer Manager. 3/12
Hines Real Estate Investment Trust, Inc. (Hines REIT) is closed to new investors.
Hines REIT Update
As of December 31, 2011

Hines REIT Overview
▪ Commenced capital raising in 2004
▪ Raised and invested significant capital in 2006 and 2007
 which represented a peak in the overall economic cycle and
 real estate cycle
▪ In 2008 and 2009, amidst the economic downturn towards the recession, we experienced significant declines in capital
 raising and significant increases in redemption requests
▪ At the end of 2009, capital raising ceased and we suspended our redemption plan to prudently preserve liquidity

Hines REIT Overview
▪ Since 2009, the Company has been keenly focused on the
 following:
 – Leasing: keeping our tenants in occupancy to preserve and maintain operating income
 – Strategic asset sales: identifying opportunities to sell certain stabilized assets to harvest liquidity and attractive profits
 – Liquidity: ensuring we have sufficient funds to meet liquidity needs for operating expenses, leasing capital, and debt refinancings, while still maintaining reasonable levels of distributions to our shareholders
▪ We continue to be patient and disciplined in managing our
 portfolio in order to benefit from the overall economic recovery and recovery of the U.S. office markets

Hines REIT Portfolio Overview
as of December 31, 2011
▪ 57 projects / 22 different geographic markets / U.S. and Brazil
▪ Predominately Class A office, industrial and grocery-anchored retail centers
▪ Over 26 million square feet / 87% leased / approximately 2%
 above the national average
▪ Latest valuation of portfolio was as of March 2011 resulting in estimated per share value of $7.78 effective May 2011
▪ Significant cash on hand for near-term liquidity needs resulting in a strong balance sheet

Regional Diversification[1]

East- 8.6%
Midwest- 17.3%
South- 31.4%
West- 41.9%
International- 0.8%

City Diversification[1]

Los Angeles- 13%
Houston- 11%
Dallas- 10%
Seattle- 11%
Chicago- 10%
Sacramento- 5%
Miami- 5%
Kansas City- 5%
East Bay- 4%
New York- 4%
San Francisco- 4%
Other- 4%
Atlanta- 3%
Minneapolis- 3%
Charlotte- 2%
Denver- 2%
Phoenix- 2%
Richmond- 2%

Lease expirations as % of total leasable square feet in the current portfolio[2]

7.4%
10.7%
5.2%
8.4%
6.8%
8.4%
12.9%
4.6%
3.2%
4.9%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Hines Securities

Regional Diversification and Lease Expirations
as of December 31, 2011
5
1Data is based on Hines REIT’s pro-rata share of the estimated aggregate value. 2Data is based on Hines REIT’s effective ownership in each property and is compiled based on leased square feet.

Top 10 Tenants
as of December 31, 2011
1Based on Hines REIT’s effective ownership in each property and compiled based on leased square feet.

Top 10 Tenants1
Shook, Hardy & Bacon LLP International law firm 2555 Grand 2024 Expiration	Honeywell International Engineering services Daytona-Laguna Portfolio & 345 Inverness Drive 2016, 2017 Expirations
Williams Companies Integrated natural gas Williams Tower 2018, 2021 Expirations	Oracle Multinational technology company 2100 Powell 2013 Expiration
Raytheon Company Defense aerospace systems Raytheon/DIRECTV Buildings 2018 Expiration	Kay Chemical Private specialty cleaning 4050 & 4055 Corporate Drive 2018 Expiration
State of California State government 1515 S. Street 2012, 2018 Expirations	Norwegian Cruise Line Cruise line Airport Corporate Center 2019 Expiration
Microsoft Corporation Multinational software development Daytona-Laguna Portfolio 2015, 2017 Expirations	Foley & Lardner International law firm 321 North Clark 2018 Expiration as of December 31, 2011

17%
13%
13%
7%
3%
3%
3%
4%
3%
5%
12%
7%
5%
5%
Manufacturing - 13%
Information and Technology - 12%
Professional Services - 5%
Oil and Gas/Energy - 5%
Health Care - 4%
Transportation and Warehousing - 3%
Other - 7%
Finance and Insurance - 13%
Grocery-Anchored Retail - 7%
Government - 5%
Accounting - 3%
Real Estate - 3%
Wholesale Trade - 3%
Legal - 17%

Hines Securities

Tenant Industry Diversification1
1Based on Hines REIT’s pro rata share of the leased square feet of each property. 2Other includes Arts/Entertainment, Other
 Services, Construction and Retail industries, as well as those accounting for less than 1% of the portfolio.

2

Hines REIT Leasing Update
▪ Leasing has been a priority given the challenging economic environment which had a broad impact on U.S. and International businesses
▪ Many businesses adversely impacted
 – Layoff of employees
 – Reduced space needs
 – Move to lower quality / less expensive space
 – Out of Business or Bankrupt
▪ Leased percentage is down slightly from the beginning of the year; remains above the national average
▪ During 2011
 – Lease renewals for approximately 3.5 million square feet (13% of our gross square footage) to keep tenants in occupancy and extend the term of their leases
 – New leases for approximately 1.4 million square feet with new tenants moving into our assets from other competitive space

4050 CorporateDr.
Dallas, TX

Kay Chemical Company
Early Renewal 241,000SF
through 2018

HARLAND

Hines Securities

2011 Proactive Leasing Highlights

Fleetpride Corporation
Early Renewal 200,000 SF
through 2019
Shell Plaza (One and Two)
Houston, TX
Shell Corporation
Renewal 1.22 million SF and
extension to 2025
Dune Energy
Renewal 15,000 SF
through 2016

2011 Proactive Leasing Highlights

Williams Tower
Houston, TX
Williams Field Services
Expansion 60,000 SF
through 2018
Ryan & Company
Renewal 32,000 SF
through 2019
Rowan Companies, Inc.
Expansion 10,000 SF
through 2020
321 North Clark
Chicago, IL
American Bar Association
Renewal 200,000 SF
through 2024
Claro Group
New lease 26,000 SF
through 2019

2011 Proactive Leasing Highlights

Warner Center
Los Angeles, CA
Health Net Inc.
Renewal 334,000 SF through 2021
One North Wacker
Chicago, IL
PricewaterhouseCoopers, LLP
Renewal 279,000 SF through 2028
Airport Corporate Center
Miami, FL
▪United Health Care Services, Inc.
Renewal 23,000 SF through 2013
▪Corporate American Solutions
New lease 16,000 SF through 2019
▪Armani & Associati
New lease 10,000 SF through 2017
The KPMG Building
San Francisco, CA
▪Buchalter Nemer
New lease 30,000 SF through 2022
▪Funzio, Inc.
New lease 20,000 SF through 2015
▪RadiumOne
New lease 14,000 SF through 2017
499 Park Avenue
New York, NY
Quadrant Capital Advisors, Inc.
Renewal 11,000 SF through 2022

Strategic Dispositions
▪ Significant capital demand for high quality stabilized assets
▪ Certain assets in the portfolio provided Hines REIT the
 opportunity to capture significant gains and strengthen the
 Company’s liquidity position

Strategic Dispositions
One North Wacker
Chicago, IL
Acquired: Mar. 2008
for $540 million
Sold 49% interest in Dec. 2011
for $298.9 million*
Effective ownership: 22%**
*The Core Fund, in which Hines REIT invests, did not recognize a gain or loss on the sale due to the carrying amount of the noncontrolling interest being adjusted to reflect the change in ownership of One North Wacker. Effective ownership as of 9/30/11, prior to the sale. **This asset was owned indirectly through the Core Fund.

Three First National
Chicago, IL
Acquired: Mar. 2005 for
$245 million
Sold: Aug. 2011
for $344 million
Effective ownership:18%**

Acquired: Feb. 2004
for $92 million
Sold: May 2010 for
$193 million
Effective ownership:11.67%*
Atrium on Bay,
Toronto, ON, Canada
Acquired: Feb. 2007
for $215 million USD
Sold: Jun. 2011
for $353 million USD
Effective ownership:100%
Strategic Dispositions
*This asset was owned indirectly through the Core Fund.

Brazilian Industrial Parks
Araucaria, Elouveira and Vinhedo
Acquired: Dec. 2008 for $115
Sold: Jan. 2010 and Apr. 2010 for $141 million
Effective ownership:100%
Land Parcel Adjacent
to Williams Tower
Houston, TX
Acquired: May 2008
Sold: Sept. 2010 generating net
proceeds of $12 million
Effective ownership:100%
Strategic Dispositions

Hines REIT Leverage Overview
▪ Leverage level as of December 31, 2011 was 55%
▪ Consists primarily of asset level fixed rate mortgage loans and a corporate level revolving credit facility which provides $45 million of additional liquidity
▪ Average weighted interest rate of approximately 5.64%
▪ Manageable debt maturities over the next few years

Balance at Maturity (000s)
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$159,500
$456,000
$0
$18,462
$281,154
$335,000
$0
$0
$0
$68,046
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

% Maturing	12.10%	34.59%	0%	1.40%	21.33%	25.41%	0%	0%	0%	5.16%
# Loans	1	4	0	2	6	7	0	0	0	1

Hines Securities

Debt Maturity Chart
as of December 31, 2011

The amounts represented above are the projected loan balances at maturity assuming all required principal and interest payments are made prior to maturity.
Portfolio Average
Weighted Interest
Rate: 5.64%

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Ordinary
Return of Initial Investment

*Annual distribution rates have been calculated based on the most recent primary offering price of $10.08 per share. In May 2011, we announced an estimated per share value of $7.78. The distribution rate on the $7.78 share price is 6.5%. Rates assumes consistent distribution rate for 12-month period. Hines REIT declared distributions from July 2011 through the month of April 2012 in an amount equal to $0.00138082 per share, per day. Of the amount described above, $0.00041425 of the per share, per day dividend will be designated by the Company as a special distribution which will be a return of a portion of the shareholders' invested capital and, as such, will reduce their remaining investment in the Company. The special distribution represents a portion of the profits from sales of investment property. The above designations of a portion of the distribution as a special distribution will not impact the tax treatment of the distributions to our shareholders. We funded our cash distributions with cash flows from operating activities,

Hines Securities

Distribution History*
distributions received from our unconsolidated investments, proceeds from the sales of our real estate investments and cash generated during prior periods.

Looking Forward: Hines REIT Exit Strategy

▪ Goal: maximize investor returns
▪ Possible exit options:
 ─ Targeted sale of individual or
 groups of assets
 ─ Sale or merger
 ─ Listing on a national exchange
▪ Continue identifying opportunities for
 strategic asset sales

Alignment of Interest

Hines’ alignment of interests with investors -
 ─ Hines has approximately $100 million invested in Hines REIT
 ─ Continues to earn half of its fees in equity / same as receiving cash and reinvesting back into Hines REIT
 ─ Waived 1/3 of cash asset management fees
 from July 2011 through December 2012 in an effort to
 enhance the REIT’s cash flows and distributions to
 shareholders
 ─ Fee waiver is projected to total over $7.5 million

Long Term Priorities

▪ Near-term priorities:
 ─ Lease-up existing assets
 ─ Strategic asset sales
 ─ Manage debt maturities
 ─ Manage liquidity
 ─ Maximize distributions to investors
▪ Long-term priorities:
 ─  Evaluate exit strategies
 ─  Maximize return of capital
 ─  Maximize total return over the long term

Hines Securities, Inc., Member FINRA/SIPC, is the Dealer Manager. 3/12
Hines Real Estate Investment Trust, Inc. (Hines REIT) is closed to new investors.
Thank You